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                                                                   EXHIBIT 10.3

                             CONFIDENTIAL TREATMENT


                             COLLABORATION AGREEMENT

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

1.       DEFINITIONS..............................................................................................1

2.       COLLABORATION GOVERNANCE................................................................................10

         2.1      Joint Research Committee.......................................................................10

         2.2      Joint Research Committee Functions and Powers..................................................10

         2.3      Information and Reports........................................................................11

         2.4      JRC Dispute Resolution.........................................................................11

3.       CONDUCT OF THE COLLABORATION............................................................................11

         3.1      Objectives.....................................................................................11

         3.2      Technology Transfer............................................................................11

         3.3      Performance Standards..........................................................................12

         3.4      Research Commitment............................................................................12

         3.5      Research and Development Reports for Shared Programs...........................................12

         3.6      Subcontracts...................................................................................12

         3.7      Materials Transfer.............................................................................13

4.       DISCOVERY AND PRE-CLINICAL RESEARCH.....................................................................13

         4.1      Target Selection and Prioritization............................................................13

         4.2      Crystallization of Proposed Targets............................................................14

         4.3      Biological Assays; Compound Libraries..........................................................14

         4.4      Screening and Lead Generation..................................................................14

         4.5      Advancement to Medicinal Chemistry Program.....................................................15

         4.6      Allocation of Medicinal Chemistry Targets......................................................15

         4.7      Additional Activities..........................................................................16

         4.8      Conduct of Medicinal Chemistry Programs for Shared Programs....................................16

         4.9      Designation of IND Candidates..................................................................16

         4.10     Pre-Clinical Development.......................................................................16

         4.11     Exchange of Information Following Expiration of the Research Term..............................16


*Confidential treatment requested: Material has been omitted and filed with the Commission.


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         4.12     Restricted Activities..........................................................................17

         4.13     Allocation of Active Compounds.................................................................17

         4.14     Medicinal Chemistry for Cubist Programs, Syrrx Programs and Independent Programs...............17

5.       BUY-IN OPTION; RIGHT OF FIRST NEGOTIATION; OPTION TO DISCONTINUE PROGRAMS OR SUPPORT....................17

         5.1      Buy-In Option..................................................................................17

         5.2      Cubist Right of First [*]......................................................................18

         5.3      Discontinuation of Shared Programs.............................................................19

6.       LICENSE GRANTS..........................................................................................20

         6.1      License Grants.................................................................................20

         6.2      Diligence......................................................................................21

7.       FEES AND PAYMENTS.......................................................................................21

         7.1      Equity Investment..............................................................................21

         7.2      Research Milestone Payments....................................................................21

         7.3      Medicinal Chemistry Milestone Payments.........................................................22

         7.4      Clinical/Regulatory Milestones for Shared Programs.............................................24

         7.5      Clinical/Regulatory Milestones for Cubist Programs.............................................24

         7.6      Clinical/Regulatory Milestones for Syrrx Programs..............................................24

         7.7      Payments Non-Refundable and Non-Creditable.....................................................25

         7.8      Royalties......................................................................................25

         7.9      Sublicensing Revenues..........................................................................26

8.       PAYMENT; RECORDS; AUDITS................................................................................26

         8.1      Payment; Reports...............................................................................26

         8.2      Exchange Rate; Manner and Place of Payment.....................................................26

         8.3      Late Payments..................................................................................26

         8.4      Withholding of Taxes...........................................................................27

         8.5      Records and Audits.............................................................................27

         8.6      Prohibited Payments............................................................................27

9.       INTELLECTUAL PROPERTY...................................................................................27

         9.1      Ownership of Inventions........................................................................27

         9.2      Patent Prosecution and Maintenance.............................................................28

         9.3      Cooperation of the Parties.....................................................................28

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         9.4      Infringement by Third Parties..................................................................28

         9.5      Infringement of Third Party Rights.............................................................30

10.      REPRESENTATIONS AND WARRANTIES..........................................................................30

         10.1     Mutual Representations and Warranties..........................................................30

         10.2     Disclaimer Concerning Technology...............................................................31

         10.3     Limitation of Liability........................................................................31

11.      CONFIDENTIALITY; PUBLICATION............................................................................31

         11.1     Confidentiality................................................................................31

         11.2     Exceptions.....................................................................................32

         11.3     Authorized Disclosure..........................................................................32

         11.4     Publications...................................................................................33

         11.5     Publicity......................................................................................33

12.      TERM AND TERMINATION....................................................................................34

         12.1     Term of the Agreement..........................................................................34

         12.2     Termination for Cause by Either Party..........................................................34

         12.3     Termination Without Cause......................................................................34

         12.4     Effect of Termination under Section 12.2; Surviving Obligations................................34

         12.5     Effect of Termination under Section 12.3.......................................................35

         12.6     Survival; Additional Assistance................................................................35

         12.7     Damages; Relief................................................................................36

13.      INDEMNIFICATION.........................................................................................36

         13.1     Indemnification................................................................................36

         13.2     Control of Defense.............................................................................36

         13.3     Insurance......................................................................................37

14.      DISPUTE RESOLUTION......................................................................................37

         14.1     Disputes.......................................................................................37

         14.2     Procedures.....................................................................................37

15.      GENERAL PROVISIONS......................................................................................38

         15.1     Governing Law..................................................................................38

         15.2     Entire Agreement; Modification.................................................................38

         15.3     Relationship Between the Parties...............................................................38

         15.4     Non-Waiver.....................................................................................38

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         15.5     Assignment.....................................................................................38

         15.6     No Third Party Beneficiaries...................................................................39

         15.7     Severability...................................................................................39

         15.8     Notices........................................................................................39

         15.9     Force Majeure..................................................................................39

         15.10    Legal Fees.....................................................................................40

         15.11    Interpretation.................................................................................40

         15.12    Counterparts...................................................................................40
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*Confidential treatment requested: Material has been omitted and filed with the
 Commission.

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                                                                   Exhibit 10.3


                             CONFIDENTIAL TREATMENT


                             COLLABORATION AGREEMENT


         THIS COLLABORATION AGREEMENT (the "AGREEMENT") is entered into as of June 27, 2001 (the "EFFECTIVE DATE") by and between CUBIST PHARMACEUTICALS,
INC., a Delaware corporation having an address of 24 Emily Street, Cambridge, MA
02139 ("CUBIST"), and SYRRX, INC., a California corporation having an address of 10450 Science Center Drive, Suite 100, San Diego, CA 92121 ("SYRRX").

                                    RECITALS

         WHEREAS, Syrrx has developed expertise and proprietary technology in the areas of structural proteomics and high-throughput rational drug design;

         WHEREAS, Cubist is engaged in the research, development and commercialization of novel antimicrobial drugs to combat serious and life-threatening bacterial and fungal infections;

         WHEREAS, Syrrx and Cubist desire to enter into a collaborative relationship to discover, develop and commercialize Products in the Field (as such terms are defined below); and

         WHEREAS, concurrently herewith Cubist and Syrrx are entering into a stock purchase agreement under which Cubist will purchase shares of Syrrx's
Series C Preferred Stock on the terms and subject to the conditions set forth therein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS

         1.1 "ACTIVE COMPOUND" shall mean any compound screened pursuant to the Collaboration that demonstrates [*] against [*] or more [*] in the course of the parties' performance under the Research Plan, and that has been so designated by inclusion of such compound on the JRC's most current list of such Active
Compounds.

         1.2 "ACTIVITY" shall mean the ability of a particular compound to [*] or otherwise [*] the activity of a [*], as determined in accordance with this Agreement.

         1.3 "AFFILIATE" shall mean any company or entity controlled by, controlling, or under common control with a party hereto and shall include any company fifty percent (50%) or more of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party, and any company which owns or controls, directly or

                                       1.

*Confidential treatment requested: Material has been omitted and filed with the Commission.


indirectly, fifty percent (50%) or more of the voting stock of a party.

         1.4 "ALLOCABLE OVERHEAD" shall mean, for any particular cost item in the Syrrx Program Expenses for a Syrrx Program, Syrrx's internal allocation, based on direct project headcount or other standard activity-based project accounting methods, of [*] incurred by Syrrx or any of its operating units to support and carry out the activities of the specific business function, such as [*] and [*] and [*], with respect to such Syrrx Program, which [*] costs may include but are not limited to: [*] costs; [*] costs; [*] costs; [*] and [*] costs; [*] costs; equipment costs; insurance costs; and [*] costs. Such overhead shall [*] any indirect costs associated with [*] expenses or any [*] not directly related to such Syrrx Program.

         1.5 "BUY-IN NOTICE" shall have the meaning provided in Section 5.1.

         1.6 "BUY-IN OPTION" shall have the meaning provided in Section 5.1.

         1.7 "BUY-IN PERIOD" shall have the meaning provided in Section 5.1.

         1.8 "CHEMICAL SERIES" shall mean a group of compounds that exhibit all of the following properties:

              (i)  such compounds exhibit [*]; and

              (ii) such compounds are or can be [*] or from [*] of a given compound.

         1.9 "COLLABORATION" shall mean the programs of collaborative research and development, as described in Articles 2, 3 and 4.

         1.10 "COMBINATION PRODUCT" shall mean a Product containing [*] more active compounds in addition to a compound in a [*], where such Product may be either combined in a single formulation or packaged as separate formulations sold as a single package.

         1.11 "COMPOUND SET" shall mean, with respect to a particular Target, an [*] and all [*] with respect to such [*], subject to Section 4.5.

         1.12 "CONFIDENTIAL INFORMATION" shall have the meaning provided in
Section 11.1.

         1.13 "CONTROL" shall mean possession of the ability to grant a license or sublicense without violating the terms of any agreement or other arrangement with any Third Party.

         1.14 "CUBIST ASSAYS" shall have the meaning provided in Section 4.3.

         1.15 "CUBIST COMPOUND LIBRARIES" shall mean all compounds or sets of compounds Controlled by Cubist or any of its Affiliates as of the Effective Date or during the Research Term.

         1.16 "CUBIST INVENTION" shall have the meaning set forth in Section
9.1.

                                       2.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         1.17 "CUBIST KNOW-HOW" shall mean Information that (a) Cubist or any of its Affiliates Controls on the Effective Date that is reasonably necessary for the parties' performance under this Agreement, or (b) is conceived or developed by Cubist or any of its Affiliates in the course of the Collaboration. Cubist Know-How includes without limitation any part or copy of the foregoing information and Cubist's interest in the Joint Know-How. Cubist Know-How excludes the [*].

         1.18 "CUBIST PATENTS" shall mean all Patents Controlled by Cubist or its Affiliates (a) that are issued or existing as of the Effective Date and that either claim inventions the practice of which is reasonably necessary for the parties' performance under the Collaboration or the manufacture, use, sale, offer for sale or import of Product, or (b) that claim Cubist Inventions. Cubist Patents include without limitation Cubist's interest in the Joint Patents.

         1.19 "CUBIST PRODUCT" shall mean a pharmaceutical product [*], any compound in a [*] having [*] against a [*], including all formulations, line extensions and modes of administration thereof.

         1.20 "CUBIST PROGRAM" shall mean the research and development activities directed toward, and the rights of the parties in, a [*] and [*]having [*] against such [*].

         1.21 "CUBIST TARGET" shall have the meaning provided in Section 4.6.

         1.22 "CUBIST TECHNOLOGY" shall mean the Cubist Patents and Cubist Know-How.

         1.23 "DERIVATIVE COMPOUND" shall mean a compound that (a) is an analog, congener, homolog or isomer of an [*], or of any analog, congener, homolog or isomer of an [*], in each case that either is made under [*] or a [*] based on [*], or contains the same [*] and (b) demonstrates [*] against the same [*] as the [*] from which it was derived in assays conducted by the parties solely or jointly, pursuant to this Agreement.

         1.24 "DESIGNATED ORTHOLOG" shall have the meaning provided in Section 4.1.

         1.25 "EARLY DISCONTINUED PROGRAM" shall have the meaning provided in
Section 5.3(a).

         1.26 "FDA" shall mean the United States Food and Drug Administration, or any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States of America.

         1.27 "FIELD" shall mean the treatment, prevention or diagnosis of [*].

         1.28 "FIRST COMMERCIAL SALE" of a Product shall mean the first sale for use or consumption by an end user of such Product in a country after Regulatory Approval has been granted by the governing regulatory authority of such country. Sale to an Affiliate or Sublicensee shall not constitute a First Commercial Sale unless the Affiliate or Sublicensee is the end user of the Product.

                                       3.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         1.29 "FTE" shall mean the equivalent of full-time twelve (12) months
(including normal vacations, sick days and holidays) work of a person, carried out by one or more employees or consultants of a party, who devote a portion of his or her time to the Collaboration; PROVIDED, HOWEVER, that each party understands and agrees that the other party retains complete discretion to change the identity, the frequency and the time which any individual employee or consultant devotes to the Collaboration.

         1.30 "GENE TARGET" shall mean (a) nucleotide sequences, including, but not limited to, genes, and gene fragments, and (b) the proteins encoded by the sequences described in (a).

         1.31 "IND" shall mean an Investigational New Drug Application filed with the FDA, or the equivalent application or filing necessary to commence human clinical trials in another country, as applicable.

         1.32 "IND CANDIDATE" shall mean a particular compound in a [*] that has met [*] typically used to support a decision to move into initial human testing and, in the case of a compound having [*] against a [*], is designated by the JRC pursuant to Section 4.9 as a candidate for the filing of an IND.

         1.33 "INDEPENDENT PRODUCT" shall mean a pharmaceutical product [*], any compound in a [*] having [*] against an [*], including all formulations, line extensions and modes of administration thereof.

         1.34 "INDEPENDENT PROGRAM" shall mean the research and development activities directed toward, and the rights of the parties in, an [*] and [*] having [*] against such [*].

         1.35 "INDEPENDENT TARGET" shall have the meaning provided in Section
4.6.

         1.36 "INFORMATION" shall mean all tangible and intangible (a) techniques, technology, practices, trade secrets, inventions (whether or not patentable), methods, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions and software and (b) compounds, compositions of matter, cells, cell lines, assays, and other physical, biological or chemical materials.

         1.37 "INVENTIONS" shall have the meaning set forth in Section 9.1.

         1.38 "JOINT INVENTION" shall have the meaning set forth in Section 9.1.

         1.39 "JOINT KNOW-HOW" shall mean all technology and information related to the Research Plan, whether or not patentable, conceived jointly by the parties in the conduct of the Research Plan. Joint Know-How excludes Joint Patents.

         1.40 "JOINT PATENTS" shall mean all Patents claiming a Joint Invention.

         1.41 "JOINT RESEARCH COMMITTEE" or "JRC" shall mean the committee formed pursuant to Section 2.1.


                                       4.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         1.42 "LATER DISCONTINUED PROGRAM" shall have the meaning provided in
Section 5.3(b).

         1.43 "MAJOR MARKET" shall mean any of the following: (a) the [*], (b) [*], or (c) [*] and [*].

         1.44 "MEDICINAL CHEMISTRY LEAD COMPOUND" shall have the meaning set forth in Section 4.5.

         1.45 "MEDICINAL CHEMISTRY PROGRAM" shall mean the research and development activities directed toward [*] involving, and the rights of the parties in, a [*] and [*] having [*] against such [*].

         1.46 "MEDICINAL CHEMISTRY TARGET" shall mean a [*] with respect to which one or more [*] have been identified hereunder and that, when interacting with such [*], has satisfied certain criteria (including, but not limited to, [*] established by the JRC to support the initiation of medicinal chemistry efforts with respect to such target and [*]having [*] against such target, as more fully described in Section 4.5.

         1.47 "NDA" shall mean a New Drug Application and all amendments and supplements thereto filed with the FDA (as more fully defined in 21 C.F.R. 314.5 et seq.), or the equivalent application filed with any equivalent agency or governmental authority outside the United States (including any supra-national agency such as in the European Union) requiring such filing, including all documents, data, and other information concerning a pharmaceutical product which are necessary for gaining Regulatory Approval to market and sell such pharmaceutical product.

         1.48 "NET SALES" shall mean with respect to a Product, the gross invoice price on sales by a party or its Affiliate or Sublicensee to an independent Third Party end user of such product that is not a Sublicensee of the selling party (unless such Sublicensee is the end user of the product, in which case the amount invoiced therefor shall be deemed to be the amount that would be invoiced to a Third Party in an arm's length transaction) for sales of such Product, less the following items, as allocable to such Product: (i) trade discounts, credits or allowances, (ii) credits or allowances additionally granted upon returns, rejections or recalls (except where any such recall arises out of a party's or its Affiliate's or Sublicensee's gross negligence, willful misconduct or fraud), (iii) freight, shipping and insurance charges, (iv) taxes, duties or other governmental tariffs (other than income taxes) levied on the invoiced amount and (v) government mandated rebates.

         In the event a Product is a Combination Product, then Net Sales shall be calculated by multiplying the actual Net Sales of such Combination Product by the fraction A/A+B where A is the invoice price of the Product if sold separately, and B is the total invoice price of the other active ingredient or ingredients in the combination, if sold separately. If, on a country-by-country basis, the other active ingredient or ingredients in the combination are not sold separately in said country, Net Sales for the purpose of determining royalties due with respect to the Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C where A is the invoice price of the Product if sold separately and C is the invoice price of the Combination Product. If, on a country-by-country

                                       5.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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basis, neither the Product nor the other active ingredient(s) is sold separately in such country, Net Sales for the purposes of determining royalties due on sales of such Combination Product shall be determined by the parties in good faith based upon the fair market value of the Product.

         1.49 "NOMINATED IND CANDIDATE" shall mean a compound in a [*] that has [*] against a [*] which the JRC has nominated to be the subject of [*] toxicology studies and [*] manufacturing activities.

         1.50 "ORTHOLOG" shall mean (a) a gene or gene fragment that, based on similarities in its nucleotide sequence to another gene or gene fragment from a different species, is likely to [*], and (b) [*] described in (a).

         1.51 "PATENT" shall mean (a) valid and enforceable United States patents, re-examinations, reissues, renewals, extensions and term restorations
(b) pending applications for United States patents, including, without limitation, continuations, provisionals, converted provisionals, continuing prosecution applications, continuations-in-part, divisional and substitute applications, including, without limitation, inventors' certificates, and (c) all foreign counterparts of all of the foregoing.

         1.52 "PHARMACOPHORE" shall mean the [*] that provides the basis for [*].

         1.53 "PHASE I CLINICAL TRIALS" shall mean a phase I study as defined in 21 C.F.R. 312.21 designed to establish that a drug is safe for its intended use, and to support its continued testing in Phase II Clinical Trials.

         1.54 "PHASE II CLINICAL TRIALS" shall mean a phase 2 study as defined in 21 C.F.R. 312.21.

         1.55 "PHASE III CLINICAL TRIALS" shall mean a phase 3 study as defined in 21 C.F.R. 312.21 designed to establish that a drug is safe and efficacious for its intended use and to support Regulatory Approval of such drug.

         1.56 "PRE-CLINICAL DEVELOPMENT" shall mean, with respect to any Shared Program, all activities (including, but not limited to, chemical development/scale-up, assay development, toxicology, pharmacokinetics, metabolism and safety pharmacology) conducted after an IND Candidate has been designated and prior to filing of an IND thereon.

         1.57 "PRE-CLINICAL DEVELOPMENT EXPENSES" shall mean the expenses incurred by a party or for its account that are directly attributable to the Pre-Clinical Development of a Shared Program and consistent with the Pre-Clinical Development Plan, excluding any indirect overhead expenses of a party. Without limiting the generality of the foregoing, "Pre-Clinical Expenses" shall mean amounts paid by a party to Third Parties involved in the Pre-Clinical Development of a Shared Program, and all internal direct costs (calculated on an FTE basis at the rate of [*] per FTE, subject to yearly modification based upon the US Consumer Price Index) incurred by a Party in connection with the Pre-Clinical Development of such Shared Program. Pre-Clinical Development Expenses shall include, but are not limited to, the following costs incurred for the Pre-Clinical Development of a Shared Program: (a) the costs of modifying and optimizing a

                                       6.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

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prospective IND Candidate, including its chemical structure and formulation, for such Shared Program to achieve product development goals regarding efficacy, safety, dosing and route of administration; (b) the cost of studies on the toxicological, pharmacokinetic, metabolic or clinical aspects of a prospective IND Candidate for such Shared Program conducted internally or by individual investigators or consultants necessary or desirable for the purpose of preparing or filing an IND with respect to an IND Candidate for such Shared Program; (c) costs (and related fees) for preparing, submitting, reviewing or developing data or information for such IND filing; and (d) manufacturing process development and scale-up for an IND Candidate for such Shared Program for purposes of conducting pre-clinical studies necessary to prepare or file an IND in a regulatory jurisdiction. In no event shall Pre-Clinical Development Expenses include any costs or expenses incurred by a party or for its account that are attributable to a Shared Program either before the designation of an IND Candidate or after the filing of an IND with respect to any compound therefrom. In any event, Pre-Clinical Development Expenses shall exclude indirect overhead costs incurred by a party or any of its operating units to support Pre-Clinical Development activities.

         1.58 "PRE-CLINICAL DEVELOPMENT PLAN" shall mean the plan for performance of Pre-Clinical Development activities with respect to Shared Products, as amended from time to time by the JRC.

         1.59 "PRODUCT" shall mean a Shared Product, Cubist Product, Syrrx Product or Independent Product.

         1.60 "PROGRAM" shall mean a Proposed Program, Medicinal Chemistry Program, Shared Program, Cubist Program, Syrrx Program or Independent Program.

         1.61 "PROPOSED PROGRAM" shall mean the research and development activities directed toward, and the rights of the parties in, a [*] and [*] having [*] against such [*].

         1.62 "PROPOSED TARGET" shall mean a [*] and [*] thereof proposed by Cubist for use in the Collaboration pursuant to Section 4.1.

         1.63 "REGULATORY APPROVAL" shall mean any and all approvals (including price and reimbursement approvals), licenses, registrations, or authorizations of the European Union or any country, federal, state or local regulatory agency, department, bureau or other government entity that is necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction.

         1.64 "RESEARCH" shall mean the collaborative research program conducted by the parties under this Agreement for the identification of IND Candidates, as described in the Research Plan.

         1.65 "RESEARCH PLAN" shall mean the plan for conducting the Research, including the Medicinal Chemistry Program(s), under the Collaboration, as amended from time to time by the JRC. The initial Research Plan has been agreed upon by the parties prior to or on the Effective Date. Any amendments or revisions to the Research Plan shall be in writing and shall require unanimous approval of the JRC.

                                      7.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         1.66 "RESEARCH TERM" shall mean the [*] following the Effective Date, subject to earlier termination in accordance with Article 12.

         1.67 "ROYALTY TERM" shall mean, in the case of any Product, on a country-by-country basis in any country, the period of time commencing on the First Commercial Sale and ending upon the later of (a) [*] from the date of First Commercial Sale in such country, or (b) the [*] of the last to [*] of a [*] or [*]claiming the manufacture, use, offer for sale, import or sale of such [*] in such country.

         1.68 "SELECTED GENE TARGET" shall have the meaning provided in Section 4.1.

         1.69 "SHARED PRODUCT" shall mean a pharmaceutical product [*] a compound in a [*] having [*] against a [*], including all formulations, line extensions and modes of administration thereof.

         1.70 "SHARED PROGRAM" shall mean the research and development activities directed toward, and the rights of the parties in, a [*] and [*] having [*] against such [*].

         1.71 "SHARED TARGET" shall have the meaning provided in Section 4.6.

         1.72 "SUBLICENSEE" shall mean a Third Party to whom Cubist or Syrrx or an Affiliate of Cubist or Syrrx has granted a sublicense under any Cubist Technology or Syrrx Technology to discover, research, develop, make, have made, use, distribute for sale, promote, market, offer for sale, sell, have sold, import and/or export Product in the Field.

         1.73 "SUBLICENSING REVENUES" shall mean amounts actually paid to Cubist or Syrrx or an Affiliate of Cubist or Syrrx by a Sublicensee arising from or relating to the sublicense of the right to discover, research, develop, make, have made, use, distribute for sale, promote, market, offer for sale, sell, have sold, import or export Product. Sublicensing Revenues shall include [*] or [*] licensed or sublicensed to such Sublicensee but shall not include any payments tied directly to the provision of [*] by a party or its Affiliate to such Sublicensee (including without limitation [*] to [*] or its Affiliate for the [*] to such party or its Affiliates by a Sublicensee based on such Sublicensee's sale of [*], or [*] (other than premiums above market price).

         1.74 "SYRRX COMPOUND LIBRARIES" shall mean all compounds or sets of compounds Controlled by Syrrx or any of its Affiliates as of the Effective Date or during the Research Term.

         1.75 "SYRRX INVENTION" shall have the meaning set forth in Section 9.1.

         1.76 "SYRRX KNOW-HOW" shall mean Information that (a) Syrrx or any of its Affiliates Controls on the Effective Date that is reasonably necessary for the parties' performance under this Agreement, or (b) is conceived or developed by Syrrx or any of its Affiliates in the course of the Collaboration. Syrrx Know-How shall include without limitation any part or copy of the foregoing information and Syrrx's interest in the Joint Know-How. Syrrx Know-How excludes the [*].

         1.77 "SYRRX PATENTS" shall mean all Patents Controlled by Syrrx or any of its Affiliates (a) that are issued or existing as of the Effective Date and that claim either inventions the

                                      8.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

practice of which is reasonably necessary for the parties' performance under the Collaboration or the manufacture, use, sale, offer for sale or import of a Product, or (b) that claim Syrrx Inventions. Syrrx Patents include without limitation Syrrx's interest in the Joint Patents.

         1.78 "SYRRX PRODUCT" shall mean a pharmaceutical product [*] a compound in a [*] having [*] against a [*], including all formulations, line extensions and modes of administration thereof.

         1.79 "SYRRX PROGRAM" shall mean the research and development activities directed toward, and the rights of the parties in, a [*] having [*] against such [*].

         1.80 "SYRRX PROGRAM EXPENSES" shall mean the expenses incurred by Syrrx or on its behalf that are attributable to Syrrx's independent research or development of a Syrrx Program, calculated [*] (i.e., including [*] specifically attributable thereto). Without limiting the generality of the foregoing, "Syrrx Program Expenses" shall mean amounts [*] involved in the research or development of a Syrrx Program, and all [*] costs (calculated on an FTE basis at the rate of US[*] per FTE, subject to the penultimate sentence of this Section 1.80) incurred by Syrrx in connection with its independent research or development activities associated with a Syrrx Program. Syrrx Program Expenses shall include, but are not limited to, the following costs incurred for the research or development of a Syrrx Program: (a) the costs of [*] from a Syrrx Program or a Syrrx Product, including its [*] and [*], to achieve product development goals regarding efficacy, safety, dosing and route of administration; (b) the cost of studies [*] of a prospective Syrrx Product conducted [*] necessary or desirable for the purpose of obtaining Regulatory Approval of a Syrrx Product; (c) costs (and related fees) for [*] for the purpose of submission to a governmental authority to obtain Regulatory Approval of a Syrrx Product; and (d) [*] for a Syrrx Product in [*] for purposes of conducting preclinical and clinical studies necessary to obtain and/or maintain Regulatory Approval of Syrrx Products. FTE rates shall be adjusted annually to reflect any increases in the Consumer Price Index for the U.S. In calculating Syrrx Program Expenses, Syrrx shall use standard activity-based project accounting methods, and such calculation shall be made using U.S. generally accepted accounting principles, consistently applied.

         1.81 "SYRRX TARGET" shall have the meaning provided in Section 4.6.

         1.82 "SYRRX TECHNOLOGY" shall mean the Syrrx Patents and the Syrrx Know-How.

         1.83 "TARGET" shall mean a Proposed Target, Medicinal Chemistry Target, Shared Target, Cubist Target, Syrrx Target or Independent Target.

         1.84 "TERM OF THE AGREEMENT" shall have the meaning set forth in
Section 12.1.

         1.85 "THIRD PARTY" shall mean any entity other than Cubist or Syrrx or an Affiliate of Cubist or Syrrx.

         1.86 "THIRD PARTY AGREEMENT" shall have the meaning provided in Section 5.3.

                                      9.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         1.87 "USEFUL CRYSTAL STRUCTURE" shall mean a crystal structure generated under the Collaboration that, when considered [*] and [*] used in or resulting from the parties' efforts to generate such crystal structure, is deemed useful for drug discovery research by the JRC.

         1.88 "VALID CLAIM" shall mean (i) an unexpired claim of an issued patent within Cubist Patents or Syrrx Patents which has not been found to be unpatentable, invalid or unenforceable by a court or other authority in the subject country, from which decision no appeal is taken or can be taken; or (ii) a claim of a pending application within the Cubist Patents or Syrrx Patents, which application claims a first priority no more than [*] prior to the date upon which pendency is determined.

2.       COLLABORATION GOVERNANCE

         2.1 JOINT RESEARCH COMMITTEE. Promptly after the Effective Date, the parties will form a Joint Research Committee ("JRC") comprised of [*]representatives of each of Syrrx and Cubist. All decisions of the JRC shall be [*] PROVIDED, HOWEVER, that, on a compound by compound basis for the Shared Programs, effective after the date [*], [*] shall have the right to [*] of the JRC, in its reasonable discretion, on any matter related to development and commercialization of a [*] including a compound in a [*] with [*] against such [*], except for those matters requiring [*] to the IND Candidate. For purposes of clarification, during [*] of any Shared Program, [*] shall have the right [*] of the JRC regarding such Pre-Clinical Development, except that [*] shall not have such right to [*] when such [*] result in additional [*] work by [*]. The representatives of each party collectively shall have [*], and shall act in good faith and in the best interests of the Collaboration. Attendance by at least [*]representatives from each Party shall constitute a quorum for purposes of conducting a JRC meeting. The JRC shall meet at least [*]times per year during the Research Term, or at such greater frequency as the JRC elects. Such meetings shall alternate between the principal offices of each party, or at such other site as mutually agreed to by the Parties, and the chairperson of the meeting shall be nominated by the party hosting the meeting. The parties shall agree upon the time of meetings. Within [*] after each meeting, the JRC chairperson for the meeting will provide the parties with a [*], in reasonable detail, the status of the [*], and the [*]. Within [*] days after each meeting, the JRC chairperson for the meeting shall provide the parties with a list of action items to be addressed prior to the next meeting. A [*] of additional representatives of a party may attend meetings of the JRC, and either party may replace any representative on the JRC by providing written notice to the other party. The JRC shall remain in effect during the Research Term and for a period of time thereafter during which any Shared Product is in Pre-Clinical Development.

         2.2 JOINT RESEARCH COMMITTEE FUNCTIONS AND POWERS. The JRC shall (a) encourage and facilitate ongoing cooperation between the parties, (b) [*] and [*] the [*] and [*] for accomplishing the goal of generating IND Candidates in the Field, (c) [*] to perform under the Research Plan, (d) monitor progress under the Research Plan and the parties' diligence in carrying out their responsibilities thereunder, (e) [*] and [*] for Products, (f) carry out the other duties and responsibilities described for it in this Agreement, and (g) provide oversight support for [*] of Shared Products to the extent that the JRC deems appropriate. The JRC shall also be responsible for developing and approving an [*] for activities to be performed by the parties pursuant to the Research Plan for each year of the Research Term (including any renewal or

                                      10.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

extension thereof). In addition, the JRC shall maintain and, on a regular basis, update and provide to the parties a list or lists of the following: [*]. Notwithstanding the foregoing, on a Shared Program-by-Shared Program basis, effective on the date, if any, as of which [*] provides [*] with written notice under Section 4.8 that [*] elects not to continue to perform research or development activities with respect to any Shared Program, the JRC shall [*] with respect to such Shared Program, and the conduct of such Shared Program, including all development and commercialization activities, shall be [*] [*].

         2.3 INFORMATION AND REPORTS. Except as otherwise provided in this Agreement, the parties will make available and disclose to one another all results of the work conducted pursuant to the Research Plan prior to and in preparation for JRC meetings, in the form and format to be designated by the JRC.

         2.4 JRC DISPUTE RESOLUTION. If the JRC is unable to decide or resolve an issue unanimously, the issue shall be referred to the [*]. Such [*] will discuss such issue promptly thereafter and shall negotiate in good faith to resolve such issue. If they cannot resolve the issue within [*] of commencing such negotiations, then they shall propose and consider in good faith additional dispute resolution mechanisms.

3.       CONDUCT OF THE COLLABORATION

         3.1 OBJECTIVES. The parties hereby agree to collaborate [*] in accordance with the Research Plan, the Pre-Clinical Development Plan, and with the terms of this Agreement with the goal of generating IND Candidates in the Field. Pursuant to the Collaboration, the parties will collaborate in: (a) developing [*] in bacterial pathogens according to [*], (b) performing [*] and [*] with respect to Proposed Targets and Medicinal Chemistry Targets, (c) performing [*] with respect to Shared Targets and Active Compounds with Activity against such Shared Targets, (d) [*] Active Compounds with respect to such Targets and [*] therefrom, (e) [*] from Compound Sets suitable for development in the Field as Products, and (f) conducting such other activities as are [*]. The term of the collaborative Research activities of the parties shall commence on the Effective Date and continue until expiration of the Research Term, unless earlier terminated pursuant to Section 12.2, 12.3 or 15.9 or extended by mutual agreement of the parties.

         3.2 TECHNOLOGY TRANSFER. Commencing promptly after the Effective Date and from time to time thereafter, Syrrx will disclose to Cubist such of the Syrrx Technology as is [*] to enable Cubist to perform its Collaboration activities hereunder in accordance with the Research Plan and the Pre-Clinical Development Plan, and otherwise to exercise fully the licenses granted to Cubist hereunder. Commencing promptly after the Effective Date and from time to time thereafter, Cubist shall disclose to Syrrx such of the Cubist Technology as is [*] to enable Syrrx to perform its Collaboration activities hereunder in accordance with the Research Plan and the Pre-Clinical Development Plan, and otherwise to exercise fully the licenses granted to Syrrx hereunder. The JRC shall monitor and oversee the parties' exchange of information pursuant to this
Section 3.2. During the Collaboration, each party will provide the other party with reasonable technical assistance relating to the use of such party's technology, solely to the extent necessary to enable such other party to practice the providing party's technology to the extent permitted under the license granted to such other party herein.

                                      11.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         3.3 PERFORMANCE STANDARDS. In conformity with standard pharmaceutical and biotechnology industry practices and the terms and conditions of this Agreement, each party shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, signed and witnessed notebooks, accounts, notes, reports and data with respect to activities conducted pursuant to the Research Plan and Pre-Clinical Development Plan and, upon the other party's reasonable written request, shall send legible copies of the aforesaid to the other party. Each party shall maintain laboratories, offices and all other facilities reasonably necessary to carry out the activities to be performed by such party pursuant to the Research Plan and Pre-Clinical Development Plan. Each party shall conduct its activities under the Collaboration in good scientific manner, and in compliance in all material respects with the requirements of applicable laws and regulations and with applicable GLPs and GMPs, to attempt to achieve the goals and objectives of the Collaboration efficiently and expeditiously. Upon reasonable advance notice, each party agrees to make its employees and non-employee consultants reasonably available at their respective places of employment to consult with the other party on issues arising during the Term of the Agreement and in connection with any request from any regulatory agency, including, without limitation, regulatory, scientific, technical and clinical testing issues relating to the Collaboration or Products.

         3.4 RESEARCH COMMITMENT. During the Research Term, the parties shall diligently conduct their activities in accordance with the Research Plan, [*]. Without limiting the generality of the foregoing, it is contemplated that [*] with respect to Shared Programs prior to commencement of [*] for an Active Compound shall be [*] shall be conducted by [*], subject to [*] [*] [*] pursuant to Section 2.1, and that [*] and [*] with respect to Shared Programs will be conducted [*].

         3.5 RESEARCH AND DEVELOPMENT REPORTS FOR SHARED PROGRAMS. Each party each shall keep the other party fully informed as to all discoveries and technical developments (including, without limitation, any Inventions) made in the course of performing activities hereunder or under the Research Plan or Pre-Clinical Development Plan with respect to Shared Programs. In particular, Syrrx and Cubist each shall prepare, and distribute to all members of the JRC, no later than [*] business days prior to the next JRC meeting, a reasonably detailed written summary report regarding any Shared Programs, in such form and format and setting forth such information regarding the results and progress of performance of the Research Plan or the Pre-Clinical Development Plan as determined from time to time by the JRC. Nothing herein shall require either party to disclose information received from a Third Party which remains subject to bona fide confidentiality obligations to such Third Party.

         3.6 SUBCONTRACTS. Cubist and Syrrx may perform some of their obligations under the Research Plan through one or more subcontractors provided that (i) [*] has given permission therefor, (ii) none of the rights of either party hereunder are diminished or otherwise adversely affected as a result of such subcontracting, (iii) the subcontractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information which are substantially the same as those undertaken by the parties pursuant to Article 11 hereof, and (iv) any Inventions made by such subcontractor and all related Patents are handled in a manner consistent with the intent of Article 9. In the event either party performs one or more of its obligations under the Research Plan through a subcontractor, then such party will at all times be

                                      12.

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 Commission.

responsible for the performance and payment of such subcontractor. This Section 3.6(i) shall not apply to the use by either party of consultants.

         3.7 MATERIALS TRANSFER. In order to facilitate the Research, either party shall provide to the other party certain biological materials or chemical compounds including, but not limited to, compounds within the [*] or the [*], Gene Targets, screens, receptors and reagents as required under the Research Plan that are Controlled by the supplying party (collectively, "Materials") for use by the other party in furtherance of the Research. Except as otherwise provided under this Agreement, the receiving party shall have no rights in any Materials delivered to it by the other party. The receiving party shall use such Materials only in furtherance of the Research and solely under the control of the receiving party, and such Materials shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying party, nor shall such Materials be used in research or testing involving human subjects except as permitted by applicable law. The Materials supplied under this Section 3.7 must be used with prudence and appropriate caution in any experimental work, because not all of their characteristics may be known. THE MATERIALS ARE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

4.       DISCOVERY AND PRE-CLINICAL RESEARCH

         4.1 TARGET SELECTION AND PRIORITIZATION.

              (a) Within [*] following the Effective Date, Cubist shall provide to an independent Third Party who is acceptable to [*] (the "THIRD PARTY REVIEWER") a list of up to [*]Gene Targets as to which Cubist has identified [*]or more compounds with [*], together with the structures of such compounds. Such Gene Targets (collectively, the "CUBIST PREFERRED TARGETS") shall be included in the Collaboration as Proposed Targets.

              (b) Cubist shall also provide to the Third Party Reviewer up to [*] additional Gene Targets that are believed to [*], together with a [*] [*] Orthologs of each such listed Gene Target that are derived from other distinct bacterial species (such selected Orthologs, "DESIGNATED ORTHOLOGS"), to be used in the Collaboration (such Gene Targets and Designated Orthologs, collectively, the "CUBIST PROPOSED TARGETS"). Also within such [*] period, Syrrx shall provide to the Third Party Reviewer a list [*] Gene Targets that are believed [*] ("SYRRX EXCLUDED TARGETS"). Notwithstanding the foregoing, if any [*] Target is also a [*], then such Gene Target shall be deemed a [*] Target [*] in the Collaboration.

              (c) Promptly after receiving such lists, the Third Party Reviewer shall notify the parties which of the Cubist Proposed Targets are [*] nor Orthologs of the [*], and are therefore, together with the Cubist Preferred Targets, available to the Collaboration (such Cubist [*] that are listed [*], the "SELECTED GENE TARGETS" and such Selected [*] together with Cubist's listed [*], and the [*], collectively, the "PROPOSED TARGETS"). If the Third Party Reviewer notifies the parties that fewer than [*] Selected Gene Targets are available to the Collaboration,

                                      13.

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

then Cubist may submit to the Third Party Reviewer a number of additional Cubist Proposed Targets equal to [*] less the number of Selected Gene Targets that the Third Party Reviewer determines are available to the Collaboration, plus Designated Orthologs of such number of Selected Gene Targets. The Third Party Reviewer shall promptly notify the parties which of such additional Cubist Proposed Targets are [*] or Orthologs thereof and are therefore available to the Collaboration. Cubist shall then select a number of such additional available Cubist Proposed Targets it desires to include in the Collaboration such that [*] Selected Gene Targets are designated, along with up to [*] Designated Orthologs of each Selected Gene Target.

              (d) Concurrently with such notification to Syrrx of the finalization of a list of [*] Proposed Targets, Cubist shall transfer to Syrrx, to the extent Controlled by Cubist, such Proposed Targets [*] relevant to each Proposed Target, compounds demonstrated or believed to have Activity against such Proposed Targets, and such other Materials and Information with respect to such Proposed Targets as may be necessary or useful for purposes of the Collaboration.

         4.2 CRYSTALLIZATION OF PROPOSED TARGETS. Syrrx shall identify and provide Useful Crystal Structures for use in Cubist Programs and Shared Programs. Syrrx shall subject each Proposed Target to Syrrx's [*] approach to [*], as more fully described in the Research Plan, to identify Proposed Targets that are likely to be amenable to crystallization. The parties acknowledge the likelihood that a significant number, or all, of such Proposed Targets may not yield suitable proteins, protein crystals or protein structures in [*]. [*]shall review the data resulting from such [*] approach and shall select up to [*] Proposed Targets (i.e., up to [*] of any combination of Cubist [*], [*], [*] designated pursuant to Section 4.1), or such greater number of Proposed Targets as [*], in its sole discretion, may agree, to be subjected to Syrrx's [*]approach to protein crystallization, as more fully described in the Research Plan. The parties desire to use [*] modes to generate [*] of Useful Crystal Structures, with [*] consisting of a [*] Target and a Designated Ortholog thereof (i.e., a total of [*] Useful Crystal Structures). To the extent that [*] of a Proposed Target is used to generate proteins, crystals or structures that [*] deems suitable for the Collaboration, Syrrx shall transfer such [*] to Cubist for [*] analysis in accordance with the Research Plan.

         4.3 BIOLOGICAL ASSAYS; COMPOUND LIBRARIES.

              (a) Cubist shall be responsible for developing (a) biological assays for the [*], (b) assays to determine whether [*] and (c) assays to determine if [*] (collectively, "CUBIST ASSAYS"), in each case as more fully defined by [*].

              (b) Cubist shall provide compounds from [*] and Syrrx shall provide compounds from [*] in such numbers and amounts, and at such time, as required by the Research Plan. Upon designation of a Compound from the [*] or the [*] as an Active Compound, Cubist or Syrrx, respectively, shall [*] for use within the Field, until such time as the Target against which such Active Compound has Activity [*].

         4.4 SCREENING AND LEAD GENERATION. The parties shall conduct additional activities as directed by the JRC and as provided in the Research Plan to advance Proposed Targets and Active Compounds into Medicinal Chemistry Programs. Such activities may include [*], [*]

                                       14.

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 Commission.

including without limitation [*] for the Selected Gene Targets and Designated Orthologs, [*] and [*], and other activities deemed appropriate by [*]. Proposed Targets and Active Compounds shall be advanced into Medicinal Chemistry Programs upon meeting the criteria set forth in Section 4.5.

         4.5 ADVANCEMENT TO MEDICINAL CHEMISTRY PROGRAM. A Proposed Target and Active Compound(s) with Activity against such Proposed Target shall be advanced into a Medicinal Chemistry Program either when [*], based on available data, to do so or when the [*], based on available data that each of the following criteria have been met, whichever is earlier:

              (a) the structure(s) generated pursuant to Sections 4.2 and 4.4 for such Proposed Target and Active Compound are [*]:

              (b) an Active Compound has [*];

              (c) an Active Compound(s) has Activity at [*];

              (d) the [*] is less than [*];

              (e) the [*] which such Active Compound has Activity is [*];

              (f) the Active Compound(s) is at least [*];

              (g) Active Compounds with Activity against the Proposed Target are [*];

              (h) the Active Compound exhibits [*]; and

              (i) the JRC is not aware of any [*] which would prevent the parties from developing and marketing such Active Compound or cause the party(ies) to [*] connection with the development or marketing of such Active Compound.

         Upon [*] making such determination, the Proposed Target and Active Compounds demonstrating Activity against such targets in the Cubist Assays shall become a Medicinal Chemistry Target and Medicinal Chemistry Lead Compounds, respectively.

         4.6 ALLOCATION OF MEDICINAL CHEMISTRY TARGETS. The first [*] Medicinal Chemistry Targets to be designated hereunder shall be deemed "SHARED TARGETS"; the [*] Medicinal Chemistry Targets to be designated hereunder shall be deemed "SYRRX TARGETS"; and the [*] and [*] Medicinal Chemistry Targets to be designated hereunder shall be deemed "CUBIST TARGETS." If more than [*] Medicinal Chemistry Targets are designated hereunder, then the allocation of such Medicinal Chemistry Targets between Syrrx and Cubist shall continue as set forth above (i.e., [*] Syrrx Target followed by [*] Cubist Targets). Syrrx shall work [*] in developing and commercializing Syrrx Products pursuant to Syrrx Programs, and shall have [*] for expenses and decisions relating to such Syrrx Products and Syrrx Programs, subject to Section 5. Cubist shall work [*] [*] in developing and commercializing Cubist Products pursuant to Cubist Programs, and shall have [*] for expenses and decisions relating to such Cubist Products and Cubist Programs. Any Proposed Target that has not been designated a [*] prior to the expiration of the Research Term, and any [*] that [*] does not [*] as a Medicinal Chemistry Target or has not

                                      15.

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 Commission.

been subject to [*] under this Article 4 as determined by the JRC for at least the preceding [*], shall upon such designation, expiration or determination be deemed an "INDEPENDENT TARGET."

         4.7 ADDITIONAL ACTIVITIES. If Cubist desires Syrrx to perform [*] under Cubist Programs, or if Syrrx desires Cubist to perform [*] under Syrrx Programs, the parties shall discuss in good faith the terms under which such work or analysis may be provided.

         4.8 CONDUCT OF MEDICINAL CHEMISTRY PROGRAMS FOR SHARED PROGRAMS. Following designation of a Medicinal Chemistry Target that is deemed a Shared Target, the parties shall conduct such additional activities under the Research Plan as are deemed appropriate [*] with the goal of obtaining sufficient data regarding such Shared Target(s) and the Medicinal Chemistry Lead Compounds to determine which such compounds or Compound Sets having Activity against such Shared Target shall become Nominated IND Candidates; PROVIDED, HOWEVER, that Syrrx shall have the option, exercisable by written notice to Cubist, [*] with respect to any such Shared Program following its designation as such, in which event the royalties payable by Cubist with respect to Shared Products from such Shared Program shall be [*], and the role of the JRC shall [*] Shared Program as set forth in Section 2.2.

         4.9 DESIGNATION OF IND CANDIDATES. The JRC shall review data resulting from Research on Nominated IND Candidates and determine which such candidates will be designated as IND Candidates.

         4.10 PRE-CLINICAL DEVELOPMENT.

              (a) Cubist shall conduct GLP toxicology studies on IND Candidates with respect to Shared Targets, and perform activities related to GLP manufacture of IND Candidates, and other such activities as directed by the JRC in accordance with the Pre-Clinical Development Plan to obtain data sufficient to enable Cubist to decide whether to file an IND thereon. Cubist shall be solely responsible for further development and commercialization of Shared Products resulting from all such IND Candidates for which Cubist files an IND with respect to Shared Targets, subject to the terms and conditions of this Agreement.

              (b) Syrrx shall be solely responsible for all [*] activities and expenses related to Syrrx Programs, and Cubist shall be solely responsible for all [*] activities and expenses related to Cubist Programs. Each party may, in its discretion and at its expense, pursue Pre-Clinical Development related to [*] either alone or with a Third Party.

         4.11 EXCHANGE OF INFORMATION FOLLOWING EXPIRATION OF THE RESEARCH TERM. Following expiration of the Research Term, each party will keep the other party appropriately informed about such party's clinical development and commercialization efforts with respect to any Program as to which such party has a license hereunder after the expiration of the Research Term. Without limiting the generality of the foregoing, each party shall provide the other party with notice of significant developments, Regulatory Approvals and commercialization activities of Products it is developing pursuant to this Agreement.

                                      16.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         4.12 RESTRICTED ACTIVITIES.

              (a) During the Research Term, Syrrx shall not [*].

              (b) Neither party shall practice the technology licensed to it by the other party pursuant to Section 6.1, either outside the scope of the license set forth in such Section or in any manner inconsistent with this Agreement.

         4.13 ALLOCATION OF ACTIVE COMPOUNDS. [*] shall determine which Active Compounds and compounds in the related Compound Set have primary Activity against a Shared Target, Cubist Target, Syrrx Target or Independent Target and accordingly, whether such Active Compound and related Compound Set shall be deemed to be included initially in a Shared Program, Cubist Program, Syrrx Program or Independent Program. A given Active Compound and its related Compound Set shall be allocated [*] of the foregoing categories of Programs (i.e., Shared Programs, Cubist Programs or Syrrx Programs), and Compound Sets including such Active Compounds shall be developed [*]. For example, an Active Compound and its related Compound Set [*] may be developed pursuant to any [*] but may not be developed pursuant to a [*].

         4.14 MEDICINAL CHEMISTRY FOR CUBIST PROGRAMS, SYRRX PROGRAMS AND INDEPENDENT PROGRAMS. Cubist may conduct, alone or with a Third Party, medicinal chemistry on Active Compounds with Activity against Cubist Targets or Independent Targets to generate Compound Sets with Activity against such Targets, at [*]. Syrrx may conduct, alone or with a Third Party, medicinal chemistry on Active Compounds with Activity against Syrrx Targets or Independent Targets to generate Compound Sets with Activity against such Targets, [*].

5. BUY-IN OPTION; RIGHT OF FIRST NEGOTIATION; OPTION TO DISCONTINUE PROGRAMS OR SUPPORT

         5.1 BUY-IN OPTION.

              (a) Cubist shall have the exclusive option, exercisable within sixty (60) days after Cubist's receipt of (a) notice from Syrrx of the occurrence of each of the following events with respect to any Syrrx Program other than a Program that [*] pursuant to Section [*] (the "Trigger Event"), and
(b) a written statement, executed by an officer of Syrrx, setting forth the [*] with respect to such Syrrx Program from the date the Program was designated a Syrrx Program to the date of the Buy-In Notice (each such period of time, a "Buy-In Period"), to cause such [*] (each, a "Buy-In Option").

              EVENT                                           RISK [*]

               [*]                                             [*]
               [*]                                             [*]

                                       17.

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 Commission.

              (b) Should Cubist desire to exercise its Buy-In Option with respect to any Syrrx Program with respect to which it receives a notice under
Section 5.1(a), it shall deliver written notice thereof (a "BUY-IN NOTICE") to Syrrx prior to the expiration of the applicable Buy-In Period, and, within [*] of such Buy-In Notice, pay to Syrrx an amount equal to the [*] (a) such [*] and
(b) the applicable risk [*] set forth in the table above based upon the Trigger Event prompting Syrrx to provide a notice as to which Cubist has exercised its Buy-In Option.

              (c) Upon Syrrx's receipt of such payment, such Syrrx Program shall be [*] and Syrrx Products from such Syrrx Program shall be [*] for purposes of this Agreement (including, without limitation, for purposes of Article 7). Within thirty (30) days after its receipt of such payment, Syrrx shall complete all [*] Technology and Information, including, without limitation, [*] all INDs filed with respect to such Syrrx Program (and all foreign equivalents of such INDs and NDAs), and all drug dossiers and master files with respect thereto, Materials, reagents, and intellectual property rights necessary [*] such Syrrx Program and Syrrx Products to a [*]. Syrrx agrees to use its commercially reasonable efforts to effect the necessary [*], and shall provide reasonable assistance to Cubist in [*] upon Cubist's reasonable request.

              (d) Syrrx shall calculate and maintain detailed records of Syrrx Program Expenses on a Syrrx Program-by-Syrrx Program basis. Notwithstanding the foregoing, in the event that Cubist desires to have a mutually acceptable independent Third Party certified public accountant perform an audit on the Syrrx Program Expenses records, then Cubist shall so notify Syrrx within 30 days of its receipt of Syrrx's notice under Section 5.1(a). Cubist shall solely bear all expenses of any audit performed pursuant to this Section 5.1(d). Syrrx shall make all necessary records related to such Syrrx Program Expenses available to said accountant such that such audit can be concluded within the sixty (60) day Buy- In Period.

              (e) Except as otherwise expressly set forth in this Section 5.1, all payments to Syrrx hereunder shall be governed by the provisions of Article 8.

         5.2 CUBIST RIGHT OF FIRST [*]. In the event that, at any time during the Term of the Agreement, Syrrx elects to offer to one or more Third Parties the terms of sale, license or other disposition or transfer of rights related to the development and/or commercialization of a Syrrx Program or Syrrx Product (either solely or jointly with Syrrx), then Syrrx shall provide Cubist with written notice thereof and hereby grants Cubist the [*] with Syrrx for such right in accordance with this Section 5.2. With respect to each such Syrrx Program for which Syrrx may desire to sell, license, transfer or otherwise dispose of rights pursuant to this Section 5.2, Cubist shall, within [*] after receipt of such notice, notify Syrrx in writing either that (a) Cubist is interested in negotiating for such rights or (b) Cubist has no interest and therefore rejects such negotiation opportunity at such time. If Cubist notifies Syrrx within [*] that Cubist desires to negotiate with Syrrx for such rights, the parties shall negotiate in good faith for up to [*] from such notification by Cubist regarding the terms pursuant to which Syrrx would sell, license, transfer or dispose of such rights to Cubist, which terms would be set forth in a separate agreement between the parties and which activities would occur outside the scope of this Agreement. Failure by Cubist to give notice of its interest or lack of interest in negotiating for such rights with respect to a product within [*] after receipt of the written notice from Syrrx as described in the first sentence of this Section 5.2 shall be deemed to constitute a waiver by Cubist of its [*] for such Syrrx Program and related Syrrx Products, subject to the proviso set

                                      18.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

forth in the last sentence of this Section 5.2. If Cubist waives or otherwise fails to exercise its [*] as provided in this Section 5.2, or if the parties fail to agree within such [*] negotiation period, then Syrrx shall be free to offer such opportunity to a Third Party and enter into an agreement with a Third Party with respect to the sale, license, transfer or other disposition of rights related to the development and/or commercialization of such Syrrx Program and related Syrrx Products, and Cubist shall have no further rights with respect thereto. Cubist's rights under this Section 5.2 shall apply on a Syrrx Program-by-Syrrx Program basis, and shall apply [*]; provided that if Syrrx [*] a [*] in the sale, license, transfer or other disposition of rights related to such Syrrx Program for a period longer than [*], then Cubist's rights hereunder shall [*] to such Syrrx Program and related Syrrx Products.

         5.3 DISCONTINUATION OF SHARED PROGRAMS.

              (a) In the event that [*] approves the discontinuation by the parties hereunder of research and development of any Shared Program [*] for a Shared Product from such Shared Program (each, an "EARLY DISCONTINUED PROGRAM"), then Cubist shall have the [*], within [*] after such [*], (a) to cause such Early Discontinued Program to become a Cubist Program hereunder, exercisable by written notice to Syrrx, or (b) to negotiate and enter into a Third Party Agreement with respect to such Early Discontinued Program. For purposes of this
Section 5.3, "THIRD PARTY AGREEMENT" shall mean a definitive written agreement with a Third Party under which Cubist and Syrrx would grant appropriate licenses under the Cubist Technology and Syrrx Technology to develop and commercialize products based on such Early Discontinued Program to such Third Party. All consideration payable by any Third Party under a Third Party Agreement shall be first allocated to reimburse milestone payments made to Syrrx, with respect to such Early Discontinued Program, with the remainder of such consideration shared by Cubist and Syrrx such that Cubist receives [*] of such consideration and Syrrx receive [*] of such consideration. Syrrx shall provide reasonable cooperation to Cubist in the negotiation of any such Third Party Agreement and, upon Cubist's request, shall execute such Third Party Agreement, provided Cubist also executes such Third Party Agreement.

              (b) In the event that [*], as applicable, approves the discontinuation of a Shared Program during [*] (a "LATER DISCONTINUED PROGRAM"), then Cubist shall promptly provide to Syrrx a written statement, executed by an officer of Cubist, setting forth all [*] Expenses incurred by Cubist with respect thereto, and Syrrx shall have the [*], within [*] after such [*], to cause such Later Discontinued Program to become a Syrrx Program hereunder. Such option shall be exercisable by written notice to Cubist and by payment to Cubist of an amount equal to Cubist's [*] paid to Syrrx, in each case with respect to such Shared Program. If Syrrx does not exercise its option hereunder, Cubist may negotiate and enter into a Third Party Agreement with respect to such Later Discontinued Program. All consideration payable by any Third Party under a Third Party Agreement shall be first allocated to reimburse Cubist's [*] paid to Syrrx with respect to such Later Discontinued Program, with the remainder shared by Syrrx and Cubist such that Syrrx receives [*] of such consideration and Cubist receives [*] of such consideration. Syrrx shall provide reasonable cooperation to Cubist in the negotiation of any such Third Party Agreement, and upon Cubist's request shall execute such Third Party Agreement, provided Cubist also executes such Third Party Agreement.

                                      19.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

              (c) In the event that, within [*] following the date upon which Cubist becomes entitled to negotiate and enter into a Third Party Agreement with respect to an Early Discontinued Program under Section 5.3(a), Cubist has not entered into such Third Party Agreement, then, unless Cubist gives written notice to Syrrx prior to the expiration of such [*] period that Cubist has elected to cause such Early Discontinued Program to become a Cubist Program hereunder, upon the expiration of such [*] period, such Early Discontinued Program shall become an [*] for purposes of this Agreement. In the event that, within [*] following the date upon which Cubist becomes entitled to negotiate and enter into a Third Party Agreement with respect to a Later Discontinued Program under Section 5.3(b), Cubist has not entered into such Third Party Agreement, then upon the expiration of such [*] period, such Later Discontinued Program shall become an [*] for purposes of this Agreement, unless otherwise agreed in writing by the parties.

6.       LICENSE GRANTS

         6.1 LICENSE GRANTS.

              (a) GRANT BY SYRRX. Subject to the terms and conditions of this Agreement, Syrrx hereby grants to Cubist:

                   (i) a worldwide, non-exclusive, royalty-free license, with the right to sublicense as permitted under Section 3.6, under the Syrrx Technology solely to perform Research in the Field with respect to Proposed Targets, Medicinal Chemistry Programs, Shared Programs and Cubist Programs during the Research Term;

                   (ii) a worldwide, exclusive, royalty-bearing license, with the right to sublicense, under the Syrrx Technology to perform development activities for Shared Programs after designation of IND Candidates for such Shared Programs, to develop Cubist Products, and to make, have made, use, sell, have sold, offer for sale and import Shared Products and Cubist Products in the Field; and

                   (iii) a worldwide, non-exclusive, royalty-bearing license, with the right to sublicense, under the Syrrx Technology to develop, make, have made, use, sell, have sold, offer for sale and import Independent Products in the Field;

PROVIDED, HOWEVER, that no [*] by Syrrx shall be included in the Syrrx Technology licensed to Cubist under this Section 6.1(a) unless and until such [*] deemed by the JRC to be [*].

              (b) GRANT BY CUBIST. Subject to the terms and conditions of this Agreement, Cubist hereby grants to Syrrx:

                   (i) a worldwide, non-exclusive, royalty-free license, with the right to sublicense as permitted under Section 3.6, under the Cubist Technology solely to perform Research in the Field with respect to Proposed Targets, Medicinal Chemistry Programs, Shared Programs and Syrrx Programs during the Research Term;

                                      20.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

                   (ii) a worldwide, exclusive, royalty-bearing license, with the right to sublicense, under the Cubist Technology to develop, make, have made, use, sell, have sold, offer for sale and import Syrrx Products in the Field; and

                   (iii) a worldwide, non-exclusive, royalty-bearing license, with the right to sublicense, under the Cubist Technology to develop, make, have made, use, sell, have sold, offer for sale and import Independent Products in the Field.

         6.2 DILIGENCE. Cubist and Syrrx shall use commercially reasonable and diligent efforts to pursue the research, discovery, development and commercialization of at least one Shared Program and Shared Product(s) derived therefrom in at [*]. As used herein, "commercially reasonable and diligent efforts" shall mean those efforts, consistent with the exercise of prudent scientific and business judgment, as applied to development and commercialization activities conducted with respect to other products of similar economic potential, risk and market size. Failure by Cubist to use such commercially reasonable and diligent efforts to pursue the research, discovery, development and commercialization of at least one Shared Program and Shared Product(s) derived therefrom in at [*] shall entitle Syrrx to exercise its right to terminate under Section 12.2.

7.       FEES AND PAYMENTS

         7.1 EQUITY INVESTMENT. On the terms and subject to the conditions set forth in the Series C Preferred Stock Purchase Agreement attached hereto as Exhibit A (the "STOCK PURCHASE AGREEMENT"), Cubist shall purchase [*] shares of Syrrx's Series C Preferred Stock (the "Shares") at a purchase price per share of [*] in an additional closing of the Syrrx Series C Preferred Stock financing. In connection therewith, as of the Effective Date, Cubist shall become a party to the Stock Purchase Agreement and the Investor Rights Agreement between Syrrx and its existing Series C Preferred Stock investors by executing counterpart signature pages thereto and delivering the same to Syrrx.

         7.2 RESEARCH MILESTONE PAYMENTS.

         Cubist shall pay to Syrrx the milestone payments set forth in Table 1 below within [*] following notification of the achievement of the milestone events set forth below:

         Milestone Events:

                   (i) agreement by [*] that Syrrx has [*] of a [*], as well as a [*] a [*], where such [*] are [*], provided that

                        (A) an Active Compound [*]; and

                                      21.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

                        (B) the [*] has been validated in accordance with the Research Plan; and

                        (C) [*] has determined in good faith that the data resulting from such [*] effort warrants continued investigation by the Collaboration.

                   (ii) agreement by the JRC that Syrrx has [*], the first of which is a [*] with Activity against such [*] and the second of which is a [*] of the [*] where such [*] and such [*] are from [*], provided that:

                        (A) the Active Compound that is [*]; and

                        (B) the [*] validated in accordance with the Research Plan; and

                        (C) [*] has determined in good faith that the data resulting from such [*] warrants continued investigation by the Collaboration.

         Table 1.

        ------------------------------------------------------------------------------ -------------------------------

        MILESTONE EVENT (IN ANY ORDER)                                                       MILESTONE PAYMENT
        ------------------------------------------------------------------------------ -------------------------------

        (a)  The [*] by the JRC that milestone (i) has been met                                    US[*]
        ------------------------------------------------------------------------------ -------------------------------

        (b)  The [*] by the JRC that milestone (i) has been met                                    US[*]
        ------------------------------------------------------------------------------ -------------------------------

        (c)  The [*] by the JRC that milestone (ii) has been met                                   US[*]
        ------------------------------------------------------------------------------ -------------------------------

        (d)  The [*] by the JRC that milestone (ii) has been met                                   US[*]
        ------------------------------------------------------------------------------ -------------------------------

        (e)  The [*] by the JRC that milestone (ii) has been met                                   US[*]
        ------------------------------------------------------------------------------ -------------------------------

        (f)  The [*] by the JRC that milestone (ii) has been met                                   US[*]
        ------------------------------------------------------------------------------ -------------------------------

        TOTAL OF ALL POSSIBLE PAYMENTS UNDER SECTION 7.2                                           US[*]
        ------------------------------------------------------------------------------ -------------------------------

PROVIDED, HOWEVER, that, prior to such time as milestone (b) above has been paid, if a [*] provided to Cubist under Section 7.2 satisfies the criteria of both Section 7.2(i) and Section 7.2(ii), only milestone (a) or (b), as applicable, shall be payable by Cubist for such [*]; and PROVIDED, FURTHER, that following such time as milestone (b) above has been paid, a [*] that satisfies the criteria of both Section 7.2(i) and Section 7.2(ii) shall trigger only the milestone payment for the applicable milestone set forth in
(c) through (f) above.

                                      22.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         7.3 MEDICINAL CHEMISTRY MILESTONE PAYMENTS

         Cubist shall pay to Syrrx a total aggregate of [*] in Medicinal Chemistry milestone payments as set forth in Table A, B or C below, within [*] days following notification of the achievement of the relevant milestones. [*].

         Milestone Events:

                   (i) Agreement by [*] that Syrrx has [*] (independent of the milestone events described in Sections 7.2(i) and (ii)), each [*] of a [*] and a structure of a [*], provided, however, that Syrrx has [*] which have an [*] to at least [*] of such Useful Crystal Structures.

                   (ii) Agreement by the JRC that Syrrx has [*], each consisting of a [*] with an [*], provided that the Selected Gene Target and the Designated Ortholog are from [*].

                   (iii) Designation of a Medicinal Chemistry Program by the
                   JRC.

                    ---------------------------------------------------------- ---------------------------------

   Table A.                      MILESTONE EVENT (IN ANY ORDER)                       MILESTONE PAYMENT
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (iii)                                                        US[*]
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (iii)                                                        US[*]
                    ---------------------------------------------------------- ---------------------------------

                    TOTAL AMOUNT POSSIBLE UNDER SECTION 7.3:                                US[*]
                    ---------------------------------------------------------- ---------------------------------

         OR

                    ---------------------------------------------------------- ---------------------------------

   Table B.                      MILESTONE EVENT (IN ANY ORDER)                       MILESTONE PAYMENT
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (iii)                                                        US[*]
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (ii)                                                         US[*]
                    ---------------------------------------------------------- ---------------------------------

                    TOTAL AMOUNT POSSIBLE UNDER SECTION 7.3:                                US[*]
                    ---------------------------------------------------------- ---------------------------------

         OR

                    ---------------------------------------------------------- ---------------------------------

   Table C.                      MILESTONE EVENT (IN ANY ORDER)                       MILESTONE PAYMENT
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (i)                                                          US[*]
                    ---------------------------------------------------------- ---------------------------------

                    The [*] of (iii)                                                        US[*]
                    ---------------------------------------------------------- ---------------------------------

                    TOTAL AMOUNT POSSIBLE UNDER SECTION 7.3:                                US[*]
                    ---------------------------------------------------------- ---------------------------------

                                      23.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         7.4 CLINICAL/REGULATORY MILESTONES FOR SHARED PROGRAMS. Within [*] following the first occurrence of each of the events set forth below with respect to each Shared Program, Cubist shall pay to Syrrx the milestone payment set forth below:

         --------------------------------------------------------------------- --------------------------------------

                                   MILESTONE EVENT                                       MILESTONE PAYMENT
         --------------------------------------------------------------------- --------------------------------------

         [*]                                                                                   US[*]
         --------------------------------------------------------------------- --------------------------------------

         [*]                                                                                   US[*]
         --------------------------------------------------------------------- --------------------------------------

         [*]                                                                                   US[*]
         --------------------------------------------------------------------- --------------------------------------

         [*]                                                                                   US[*]
         --------------------------------------------------------------------- --------------------------------------

         [*]                                                                                   US[*]
         --------------------------------------------------------------------- --------------------------------------

         Each of the foregoing milestone payments shall be payable once per Shared Program, and on a Shared Program-by-Shared Program basis.

7.5 CLINICAL/REGULATORY MILESTONES FOR CUBIST PROGRAMS. Within [*] following the first occurrence of each of the events set forth below with respect to each Cubist Program, Cubist shall pay to Syrrx the milestone payments set forth below:

--------------------------------------------------------------------------------- ------------------------------------

                                MILESTONE EVENT                                            MILESTONE PAYMENT
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

         Each of the foregoing milestone payments shall be payable once per Cubist Program, and on a Cubist Program-by-Cubist Program basis.

7.6 CLINICAL/REGULATORY MILESTONES FOR SYRRX PROGRAMS. Within [*] following the first occurrence of each of the events set forth below with respect to each Syrrx Program, Syrrx shall pay to Cubist the milestone payments set forth below:

                                      24.

*Confidential treatment requested: Material has been omitted and filed with the Commission.


--------------------------------------------------------------------------------- ------------------------------------

                                MILESTONE EVENT                                            MILESTONE PAYMENT
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

[*]                                                                                              US[*]
--------------------------------------------------------------------------------- ------------------------------------

         Each of the foregoing milestone payments shall be payable once per Syrrx Program, and on a Syrrx Program-by-Syrrx Program basis.

         7.7 PAYMENTS NON-REFUNDABLE AND NON-CREDITABLE. All payments made to either party pursuant to Sections 7.2 through 7.6 are non-refundable and may not be credited against any other payments payable by such party to the other party under this Agreement.

         7.8 ROYALTIES.

              (a) ROYALTY PAYMENTS ON NET SALES OF SHARED PRODUCTS. Cubist shall pay to Syrrx incremental royalties on annual worldwide Net Sales of Shared Products (on a Shared Program-by-Shared Program basis) by Cubist, its Affiliates and their respective sublicensees at the rates set forth in the following table:


--------------------------------------------------------------------------------------------- ------------------------

                  PORTION OF ANNUAL WORLDWIDE NET SALES OF SHARED PRODUCTS                         ROYALTY RATE
--------------------------------------------------------------------------------------------- ------------------------

= US[*]                                                                                                 [*]
--------------------------------------------------------------------------------------------- ------------------------

> US[*] and =US[*]                                                                                      [*]
--------------------------------------------------------------------------------------------- ------------------------

> US[*] and =US[*]                                                                                      [*]
--------------------------------------------------------------------------------------------- ------------------------

> US[*]                                                                                                 [*]
--------------------------------------------------------------------------------------------- ------------------------

PROVIDED, HOWEVER, that in the event that [*] of such Shared Program as a Medicinal Chemistry Program, then the royalty rates set forth in the table above for Shared Products based on such Shared Program shall be [*].

              (b) ROYALTY PAYMENTS ON NET SALES OF CUBIST PRODUCTS. Cubist shall pay to Syrrx a royalty equal to (i) [*] of worldwide Net Sales of Cubist Products by Cubist and its Affiliates (but not by their Sublicensees) and (ii) [*] of worldwide Net Sales of Cubist Products by Cubist's and its Affiliates' Sublicensees.

              (c) ROYALTY PAYMENTS ON NET SALES OF SYRRX PRODUCTS. Syrrx shall pay to Cubist a royalty equal to (i) [*] of worldwide Net Sales of Syrrx Products by Syrrx and its

                                      25.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

Affiliates (but not by their Sublicensees) and (ii) [*] of worldwide Net Sales of Syrrx Products by Syrrx's and its Affiliates' Sublicensees.

              (d) ROYALTY PAYMENTS ON NET SALES OF INDEPENDENT PRODUCTS. Each party shall pay to the other party a royalty equal to (i) [*] of worldwide Net Sales of Independent Products by such party and its Affiliates (but not by their Sublicensees), and (ii) [*] of worldwide Net Sales of Independent Products by each party's, and their respective Affiliates' Sublicensees.

              (e) ROYALTY TERM. Royalties for sales of any Product in a given country shall be paid for a period equal to the Royalty Term for such Product in such country.

         7.9 SUBLICENSING REVENUES.

              (a) SUBLICENSING REVENUES FROM CUBIST PROGRAMS. Cubist shall pay to Syrrx an amount equal to [*] of Sublicensing Revenues received by Cubist or its Affiliates with respect to Cubist Products.

              (b) SUBLICENSING REVENUES FROM SYRRX PROGRAMS. Syrrx shall pay to Cubist an amount equal to [*] of Sublicensing Revenues received by Syrrx or its Affiliates with respect to Syrrx Products.

              (c) SUBLICENSING REVENUE PAYMENT TERM. Payments on Sublicensing Revenues under this Section 7.9 shall be paid during the Term of the Agreement.

8.       PAYMENT; RECORDS; AUDITS

         8.1 PAYMENT; REPORTS. Royalty payments and reports for the sale of Products and the receipt of Sublicensing Revenues shall be calculated and reported for each calendar quarter. All royalty payments due to a party under this Agreement shall be paid within [*] of the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of Products and of Sublicensing Revenues in sufficient detail to permit confirmation of the accuracy of the payment made, including, without limitation and on a country-by-country basis, the number of Products sold, the gross sales and Net Sales of Products, the royalties, in U.S. dollars, payable, the method used to calculate the royalty and the exchange rates used.

         8.2 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. All payments hereunder shall be payable in U.S. dollars. With respect to each quarter, for countries other than the United States, whenever conversion of payments from any foreign currency shall be required, such conversion shall be made at the average rate of exchange reported in THE WALL STREET JOURNAL, WESTERN EDITION, on the last twenty (20) business days of the applicable quarter. All payments owed under this Agreement shall be made by wire transfer to a bank and account designated in writing by the party entitled to receive such payment, unless otherwise specified in writing by such party.

         8.3 LATE PAYMENTS. In the event that any payment due hereunder is not made when due, and such late payment is not otherwise excused under Section 15.9, the payment shall

                                      26.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

accrue interest from the date due at the rate of [*] per month; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit a party from exercising any other rights it may have as a consequence of the lateness of any payment.

         8.4 WITHHOLDING OF TAXES. The party receiving royalties and other payments under this Agreement will pay any and all taxes levied on account of such payment. If any taxes are required to be withheld by the paying party, it will (a) deduct such taxes from the remitting payment, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to the other party and certify its receipt by the taxing authority within sixty (60) days following such payment.

         8.5 RECORDS AND AUDITS. During the Term of the Agreement and for a period of [*] thereafter, each party shall keep complete and accurate records pertaining to all expenses incurred by such party subject to sharing or reimbursement under this Agreement, the sale or other disposition of Products and the receipt of Sublicensing Revenues in sufficient detail to permit the other party to confirm the accuracy of all payments due hereunder. A party shall have the right to cause an independent, certified public accountant reasonably acceptable to both parties to audit such records to confirm reimbursable or shared expenses, Net Sales, Sublicensing Revenues, and royalty and other payments for a period covering not more than the preceding [*]. Such audits may be exercised during normal business hours upon reasonable prior written notice to the audited party, and shall occur no more than once per year. In the event that such audit discloses an underpayment of more than [*] of the amount due, then the audited party shall solely bear the cost of such audit. Prompt adjustments shall be made by the parties to reflect any overpayment or underpayment determined to have been made as a result of such audit.

         8.6 PROHIBITED PAYMENTS. Notwithstanding any other provision of this Agreement, if a party is prevented from paying any such royalty by virtue of the statutes, laws, codes or governmental regulations of the country from which the payment is to be made, then such royalty may be paid by depositing funds in the currency in which accrued to the other party account in a bank acceptable to such other party in the country whose currency is involved.

9.       INTELLECTUAL PROPERTY

         9.1 OWNERSHIP OF INVENTIONS. Ownership of inventions conceived of or reduced to practice in the course of the Collaboration ("INVENTIONS") shall be determined in accordance with the rules of inventorship under United States patent laws, subject to any subsequent transfers of interest provided for herein. Inventions invented solely or jointly by employees and agents of either party relating to [*] the course of the Collaboration shall be "TARGET CRYSTAL STRUCTURE INVENTIONS." Cubist shall own all Inventions conceived of and reduced to practice in the course of the Collaboration solely by its employees and agents [*] ("CUBIST INVENTIONS"), and all Cubist Patents thereon. Syrrx shall own all Inventions conceived of and reduced to practice in the course of the Collaboration solely by its employees and agents and all Target Crystal Structure Inventions made [*] of each party (collectively, "SYRRX INVENTIONS"), and all Syrrx Patents thereon. All Inventions conceived of and reduced to practice jointly by employees or agents of Syrrx and employees or agents of Cubist [*] ("JOINT INVENTIONS"), and all Joint Patents, shall be owned jointly by Syrrx and Cubist. Joint Patents are included in each of the Cubist Patents and the Syrrx Patents.

                                      27.

*Confidential treatment requested: Material has been omitted and filed with the Commission.

         9.2 PATENT PROSECUTION AND MAINTENANCE.

              (a) It is the intention of the parties to secure broad intellectual property protection for discoveries and inventions made in connection with the Collaboration. Syrrx shall be responsible for the filing, prosecution and maintenance of all Syrrx Patents (excluding Joint Patents) at Syrrx's sole expense. Cubist shall be responsible for the filing, prosecution and maintenance of all Cubist Patents (excluding Joint Patents) at Cubist's sole expense. The party owning the Patent shall keep the other party informed of progress with regard to the filing, prosecution, maintenance, enforcement and defense of patents applications and patents subject to this Section 9.2(a). The party owning the Patent shall provide copies of drafts of all substantive prosecution matters to the other party, and the other party shall have right to make suggestions and comments thereon. Each party shall consider in good faith the suggestions and comments of the other party with respect to strategies for filing and prosecuting such patent applications.

              (b) Cubist shall be responsible for, and shall initially bear the expense of, the preparation, filing, prosecution, and maintenance of the Joint Patents using patent counsel reasonably acceptable to Syrrx, provided that Cubist shall be entitled to reimbursement by Syrrx of [*] of such expenses. Cubist shall consult with Syrrx as to the preparation, filing, prosecution, and maintenance of such Joint Patents reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or any foreign patent office, and shall furnish to Syrrx copies of all relevant documents reasonably in advance of such consultation. In the event that Cubist desires to abandon any such Joint Patent in any country, or if Cubist later declines responsibility for any such Joint Patent in any country, Cubist shall provide sixty (60) days prior written notice to Syrrx of such intention to abandon or decline responsibility, and Syrrx shall have the right, at its expense, to prepare, file, prosecute, and maintain such Joint Patent in such country. For purposes of clarification, neither party shall be obligated to compensate or reimburse the other party for internal costs other than patent office fees incurred by such party associated with the preparation, filing, prosecution or maintenance of Joint Patents.

         9.3 COOPERATION OF THE PARTIES. Each party agrees to cooperate fully in the preparation, filing, prosecution, maintenance and extension of any Patents under this Agreement. Such cooperation includes, but is not limited to:

              (a) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 9.1, and Patents claiming such Inventions, and to enable the other party to apply for and to prosecute patent applications in any country; and

              (b) promptly informing the other party of any matters coming to such party's attention that may affect the preparation, filing, prosecution, maintenance and extension of any such patent applications.

         9.4      INFRINGEMENT BY THIRD PARTIES.

              (a) Syrrx and Cubist shall promptly notify the other in writing of any alleged or threatened infringement of any Patent included in the Syrrx Patents, Cubist Patents or Joint Patents of which they become aware. The parties shall reasonably discuss appropriate methods of

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resolving such infringement without litigation. Syrrx shall have the first right to bring and control any action or proceeding with respect to infringement of any Patent included in the Syrrx Patents at its own expense and by counsel of its own choice. Cubist shall have the first right to bring and control any action or proceeding with respect to infringement of any Patent included in the Cubist Patents at its own expense and by counsel of its own choice. In the event any Patent included in the Joint Patents is infringed in the Field by a Third Party [*] shall have the right to bring and control any action or proceeding with respect to such Patent, and the parties shall share equally in the expenses thereof. With respect to infringement in the Field of any Patent included in the Syrrx Patents that is exclusively licensed to Cubist under Section 6.1(a)(ii) and [*], if Syrrx fails to bring an action or proceeding within (a) sixty (60) days following the notice of alleged infringement or (b) ten (10) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Cubist shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Syrrx shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. With respect to infringement in the Field of any Patent included in the Cubist Patents that is exclusively licensed to Syrrx under Section 6.1(b)(ii), and [*] if Cubist fails to bring an action or proceeding within (a) sixty (60) days following the notice of alleged infringement or (b) ten (10) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Syrrx shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Cubist shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. With respect to infringement in the Field of any Patent included in the Joint Patents, if Cubist fails to bring an action or proceeding within (a) sixty (60) days following the notice of alleged infringement or (b) ten (10) days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Syrrx shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Cubist shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 9.4 in a manner that diminishes the rights or interests of the other party without the prior written consent of such other party. Except as otherwise agreed to by the parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation and prosecution expenses of Syrrx and Cubist, shall be allocated as follows: Each of Cubist and Syrrx shall receive a percentage of any remaining recovery in the same ratio as each has contributed to the costs of bringing or defending such action. Notwithstanding the foregoing, any recovery of lost profits shall be directed to the party suffering such lost profits.

              (b) The parties have provided in subsection (a) for certain rights of a party that is granted a license under a given patent or patent application (other than a Joint Patent) pursuant to Section 6.1 (such party, the "LICENSEE PARTY") to bring an action against Third Party infringers of such patent or patent application within the Field. However, each party recognizes that infringement arising by Third Party activities outside of the Field may, depending on the then-existing circumstances, have an adverse impact on the Licensee Party's ability to practice its license under such patent or patent application under this Agreement within the Field. If

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either party as the Licensee Party believes such activities outside of the Field adversely impact such party's rights under the exclusive licenses granted to it under Section 6.1 under such patent or patent application, it may so notify the other party (the "LICENSOR PARTY") and propose a manner of alleviating or removing such adverse impact. The parties shall then discuss the situation and evaluate the impact of the proposed method of resolving or removing such infringement, and assess alternative methods for resolving such issue if appropriate. However, in no event shall a Licensor Party be obligated to take any action, or grant to a Licensee Party any rights to take any action, that could, in the Licensor Party's sole discretion, adversely impact in any manner such Licensor Party, its rights in and to such patent or patent application, or the scope, validity or enforceability of such patent or patent application. If either party desires to enforce a Joint Patent against alleged Third Party infringement outside of the Field, it shall so notify the other party and the parties shall discuss the appropriate manner in which to proceed; provided, however, that if such enforcement of such patent by a party could not reasonably affect the other party's rights in and to such Joint Patent, and if the other party is not interested in participating in such proceeding, then the notifying party may proceed in such matter, keeping the other party reasonably informed of such action.

         9.5 INFRINGEMENT OF THIRD PARTY RIGHTS. Each party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. Each party will use commercially reasonable efforts to cooperate with the other party in resolving or defending against any such claims. Neither party shall have the right to settle any patent infringement litigation under this Section 9.5 in a manner that diminishes the rights or interests of the other party without the consent of such other party.

10.      REPRESENTATIONS AND WARRANTIES

         10.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents to the other that:

              (a) CORPORATE POWER. It is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

              (b) DUE AUTHORIZATION. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action.

              (c) BINDING AGREEMENT. This Agreement is legally binding upon it, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.


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              (d) GRANT OF RIGHTS; MAINTENANCE OF AGREEMENTS. It has not, and
will not during the Term of the Agreement, grant any right to any third party which would conflict with the rights granted to the other party hereunder.

         10.2 DISCLAIMER CONCERNING TECHNOLOGY. THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED "AS IS" AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, AND DISCLAIMS WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, each party expressly does not warrant
(i) the success of any study or test commenced under the Collaboration or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

         10.3 LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION IN THIS ARTICLE 10, AND EXCEPT FOR INFINGEMENT BY EITHER PARTY OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 11, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY (COLLECTIVELY, "OTHER DAMAGES"). IT IS EXPRESSLY UNDERSTOOD THAT THE OBLIGATION OF EITHER PARTY UNDER
ARTICLE 10 TO INDEMNIFY FOR AMOUNTS THAT THE OTHER PARTY ACTUALLY PAYS TO A THIRD PARTY SHALL NOT BE LIMITED BY THE LIMITATIONS IN SECTION 10.3.

11.      CONFIDENTIALITY; PUBLICATION

         11.1 CONFIDENTIALITY. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the parties agree that, during the Term of the Agreement and for [*] years thereafter, the receiving party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Information furnished to it by the other party pursuant to this Agreement or any Information developed during the course of the Research hereunder (collectively, "CONFIDENTIAL INFORMATION"). Without limiting the generality of the foregoing, during the course of the Research, Confidential Information may be developed jointly by the parties ("COLLABORATION INFORMATION"). Collaboration Information shall be deemed the Confidential Information of both parties, and neither party shall use Collaboration Information in or outside of the Field without the prior written consent of the other party. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement. Each party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

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         11.2 EXCEPTIONS. The foregoing obligations shall not apply to any portion of the Confidential Information that the receiving party can prove by competent written evidence:

              (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

              (b) is known by the receiving party at the time of receiving such information, as evidenced by its records;

              (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure;

              (d) is independently discovered or developed by the receiving party without the use of Confidential Information belonging to the disclosing party; or

              (e) is the subject of written permission to disclose provided by the disclosing party.

         11.3 AUTHORIZED DISCLOSURE. Each party may disclose Confidential Information belonging to the other party to the extent such disclosure is reasonably necessary in the following instances:

              (a) filing or prosecuting patents relating to the Collaboration;

              (b) regulatory filings;

              (c) prosecuting or defending litigation;

              (d) complying with applicable court orders or governmental regulations;

              (e) conducting research, development and commercialization of Programs and Products in accordance with the licenses granted hereunder; and

              (f) disclosure to Affiliates, actual or potential sublicensees or investors, employees, consultants, agents or other Third Parties in connection with due diligence or similar investigations by such Third Parties, in each case who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 11.

         Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party's Confidential Information pursuant to this
Section 11.3, it will give reasonable (under the circumstances) advance notice to the other party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The parties will consult with each other on the provisions of this

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Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission or as otherwise required by law.

         11.4 PUBLICATIONS. Each party to this Agreement recognizes that the publication of papers regarding results of and other information regarding the Collaboration, including oral presentations and abstracts, may be beneficial to both parties provided such publications are subject to reasonable controls to protect Confidential Information. In particular, it is the intent of the parties to maintain the confidentiality of any Confidential Information included in any foreign or United States patent application until such patent application has been published. Accordingly, a party shall have the right to review and approve any paper proposed for publication by the other party, including oral presentations and abstracts, which utilizes data generated from the Collaboration and/or includes Confidential Information of the other party or generated in the course of the Collaboration. Before any such paper is submitted for publication, the party proposing publication shall deliver a complete copy to the other party at least [*] days prior to submitting the paper to a publisher. Such other party shall review any such paper and give its comments to the publishing party within thirty [*] of the delivery of such paper to such other party. With respect to oral presentation materials and abstracts, such other party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing party with appropriate comments, if any, but in no event later than [*] days from the date of delivery to the non-publishing party. The publishing party shall comply with the other party's request to delete references to the other party's Confidential Information and/or Confidential Information generated in the course of the Collaboration in any such paper, and, to the extent necessary, will delay the submission of such publication for up to an additional [*] days to allow the filing of a patent application on the disclosure therein.

         11.5 PUBLICITY. It is understood that the parties intend to issue a joint press release announcing the execution of this Agreement, and that each party may desire or be required to issue subsequent press releases relating to the Agreement or activities thereunder. Neither party shall issue any press release containing the other party's Confidential Information and/or Confidential Information generated in the course of the Collaboration, or otherwise publicly disclose the other party's Confidential Information and/or Confidential Information generated in the course of the Collaboration, without the prior written consent of the other party. The parties agree to consult with each other reasonably and in good faith with respect to the text and timing of press releases, or other disclosures relating to this Agreement or Products prior to the issuance thereof, provided that a party may not unreasonably withhold consent to such releases, and that either party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure, provided that such party shall give notice to the other party (which need not comply with the terms of Section 15.8) prior to issuing such press release. In addition, following the initial joint press release announcing this Agreement, either party shall be free to disclose, without the other party's prior written consent, the existence of this Agreement, the identity of the other party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

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12.      TERM AND TERMINATION

         12.1 TERM OF THE AGREEMENT. The term of this Agreement (the "TERM OF THE AGREEMENT") shall commence on the Effective Date and continue until the expiration of the last [*], unless earlier terminated pursuant to Section 12.2,
12.3 or 15.9 or extended by mutual agreement of the parties.

         12.2 TERMINATION FOR CAUSE BY EITHER PARTY. Each party shall have the right to terminate this Agreement upon [*] prior written notice to the other upon the occurrence of any of the following:

              (a) Upon or after the bankruptcy, insolvency, dissolution of the other party (other than a dissolution for the purpose of reconstruction or amalgamation); or

              (b) Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within the [*] following written notice of termination by the non-breaching party.

         12.3     TERMINATION WITHOUT CAUSE.

              (a) Cubist shall have the option to terminate this Agreement at any time [*] upon [*] prior written notice to Syrrx.

              (b) Cubist shall have the option, to terminate this Agreement at any time [*] upon [*] prior written notice to Syrrx.

              (c) Cubist shall have the option, on a Shared Program-by-Shared Program basis, to terminate development or commercialization of any Shared Program or Shared Products [*] with respect thereto, in which event Cubist shall provide Syrrx with prompt written notice of its decision to so terminate with respect to such Shared Program or Shared Products (and in any event, within [*] days thereof).

         12.4 EFFECT OF TERMINATION UNDER SECTION 12.2; SURVIVING OBLIGATIONS.

              (a) Upon termination of this Agreement by Syrrx pursuant to
Section 12.2, (i) all rights under the licenses granted by Syrrx to Cubist hereunder shall [*]; (ii) any permitted sublicenses granted hereunder by Cubist [*]; (iii) the licenses granted by Cubist to Syrrx hereunder shall [*] with all applicable provisions of this Agreement (including, without limitation, the payment obligations set forth in Article 7); (iv) Cubist shall grant to Syrrx
(A) [*], under the Cubist Technology conceived or developed by Cubist or any of its Affiliates in the course of the Collaboration (not otherwise licensed to Syrrx under (iii)) and (B) [*], under the Cubist Technology conceived or developed by Cubist or any of its Affiliates prior to the Effective Date (not otherwise licensed to Syrrx under (iii)), in each of case (A) and (B), to develop, make, have made, use, sell, have sold, offer for sale and import pharmaceutical products discovered or developed pursuant to any Shared Program in the Field; and (v) Cubist shall [*] as soon as reasonably practicable following such termination all Information relating to such Shared Program and Shared Products developed pursuant thereto as may be [*] Syrrx to practice the

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licenses granted under this Section 12.4(a), including, without limitation, rights to all INDs and NDAs filed with respect to such Shared Program (and all foreign equivalents of such INDs and NDAs), and all drug dossiers and master files with respect thereto.

              (b) Upon termination of this Agreement by Cubist pursuant to
Section 12.2, (i) all rights under the licenses granted by Cubist to Syrrx hereunder shall [*], (ii) any sublicenses granted hereunder by Syrrx shall [*], and (iii) the licenses granted by Syrrx to Cubist hereunder shall [*] (including, without limitation, the payment obligations set forth in Article 7).

         12.5     EFFECT OF TERMINATION UNDER SECTION 12.3.

              (a) Upon any termination of this Agreement under Section 12.3(a) [*], then, notwithstanding any other provision of this Agreement to the contrary: Cubist shall [*] to Syrrx all of [*] and to any Patents claiming Cubist Inventions or Joint Inventions, Cubist Know-How conceived or developed by Cubist and or any of its Affiliates in the course of the Collaboration, Joint Know-How, all data, Information. Cubist agrees to [*] and other documents, testify and take all other actions necessary or appropriate to transfer, effect, confirm, perfect, record, preserve, protect and enforce all rights, title and interests transferred under this Section 12.5(a), at the reasonable request and expense of Syrrx. Cubist shall pay to Syrrx the applicable milestone payments under Section 7.2 and/or Section 7.3 with respect to any milestone achieved prior to the expiration of the [*] notice period under Section 12.3(a).

              (b) Upon any termination of this Agreement under Section 12.3(b) after [*], or upon any [*], then, in either such case, notwithstanding any other provision of this Agreement to the contrary, Cubist shall grant to Syrrx a [*] [*] beginning on the effective date of termination to cause such Shared Program to become a [*] and to cause Shared Products from such Shared Program to become [*]. Syrrx may exercise such option by providing to Cubist written notice of the exercise of such option. Within [*] after Cubist's receipt of such notice, Cubist shall complete [*] of Cubist Technology and Information, including, without limitation, rights to all INDs and NDAs filed with respect to such Shared Products (and all foreign equivalents of such INDs and NDAs), and all drug dossiers and master files with respect thereto, Materials, reagents, and intellectual property rights necessary to convert such Shared Program and Shared Products to a Syrrx Shared Program and Syrrx Shared Products. Cubist agrees to use its commercially reasonable efforts to effect the necessary transfer of all technology, and shall provide reasonable assistance to Syrrx in practicing such technology upon Syrrx's reasonable request. Upon commercialization by Syrrx of such Syrrx Shared Products, Syrrx shall pay to Cubist royalties on Net Sales of Syrrx Shared Products at the rates set forth in Section 7.8(a). In no event shall Syrrx be obligated to [*] on Syrrx Shared Programs or Syrrx Shared Products.

         If Syrrx does not exercise such option within such [*] day period, then such Shared Program shall be deemed a Later Discontinued Program and shall be subject to the terms of Section 5.3(b) hereunder.

         12.6     SURVIVAL; ADDITIONAL ASSISTANCE.

              (a) Expiration or termination of this Agreement shall not relieve the parties of any obligation accrued prior to such expiration or termination. Except as set forth below or

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elsewhere in this Agreement, the obligations and rights of the parties under
Sections 9.1, 10.2, 10.3, 11.1, 11.2, 11.3, 11.4, 12.2, 12.4 (including the provisions therein that are contemplated to continue following termination),
12.5 and 12.6 and Articles 8, 13, 14 and 15 shall survive expiration or termination of this Agreement.

              (b) Within thirty (30) days following the expiration or termination of this Agreement, except to the extent and for so long as a party retains license rights under Sections 12.3(a) or (b), each party shall deliver to the other party any and all Confidential Information of the other party in its possession.

              (c) Each party (the "TRANSFERRING PARTY") shall promptly execute all assignment and other documents, testify and take all other actions necessary or appropriate to transfer, effect, confirm, perfect, record, preserve, protect and enforce all rights, title and interests to be transferred or granted to the other party under Section 12.2(a), 12.3 or 12.4 at the reasonable request and expense of such other party.

         12.7 DAMAGES; RELIEF. Termination of this Agreement shall not preclude either party from claiming any other damages, compensation or relief that it may be entitled to upon such termination.

13.      INDEMNIFICATION

         13.1 INDEMNIFICATION.

              (a) Cubist hereby agrees to defend, indemnify and hold harmless Syrrx and its officers, directors, employees, consultants and agents from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys' fees ("LOSSES"), to which Syrrx may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of
(a) the practice by Cubist of any license granted hereunder, or (b) the development, manufacture, use, handling, storage, sale or other disposition of any Product by Cubist, its Affiliates or sublicensees, except to the extent such Losses result from the negligence, reckless or willful misconduct of Syrrx, or from Syrrx 's practice of the Syrrx Technology.

              (b) Syrrx hereby agrees to defend, indemnify and hold harmless Cubist and its officers, directors, employees, consultants and agents from and against any and all Losses to which Cubist may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of (a) the practice by Syrrx of any license granted hereunder, or (b) the development, manufacture, use, handling, storage, sale or other disposition of any product by Syrrx, its Affiliates or sublicensees, except to the extent such Losses result from the negligence, reckless or willful misconduct of Cubist, or from Cubist's practice of the Cubist Technology.

       13.2 CONTROL OF DEFENSE. In the event a party seeks indemnification under
Section 13.1, it shall inform the other party (the "INDEMNIFYING PARTY") of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for

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monetary consideration), and shall cooperate as requested (at the expense of the
Indemnifying Party) in the defense of the claim.

         13.3     INSURANCE.

              (a) Prior to commencement of human clinical trials of the first IND Candidate, Syrrx, at its own expense, shall maintain product liability insurance (or self-insure) covering the use of any IND Candidate for which it is responsible for conducting clinical trials pursuant to this Agreement in amount and for a time consistent with industry standards during the Term of the Agreement. Syrrx shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage upon the written request of Cubist. Syrrx shall provide Cubist with written notice at least ten (10) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of Cubist hereunder.

              (b) Prior to commencement of human clinical trials of the first IND Candidate, Cubist, at its own expense, shall maintain product liability insurance (or self-insure) covering the use of any IND Candidate for which it is responsible for performing clinical trials pursuant to this Agreement in amount and for a time consistent with industry standards during the Term of the Agreement. Cubist shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage upon the written request of Syrrx. Cubist shall provide Syrrx with written notice at least ten (10) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of Syrrx hereunder.

14.      DISPUTE RESOLUTION

         14.1 DISPUTES. The parties recognize that disputes as to certain matters may from time to time arise which relate to either party's rights and/or obligations hereunder. To accomplish this objective, the parties agree to follow the procedures set forth in Section 14.2 if and when such a dispute arises between the parties.

         14.2 PROCEDURES.

              (a) Discussions Between the Parties. If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including, without limitation, any action or claim based on tort, contract, or statute (including any claims of breach or violation of statutory or common law protections from discrimination, harassment and hostile working environment), or concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement ("Claim"), arises between the parties and the parties cannot resolve the dispute within thirty (30) days of a written request by either party to the other party, the parties agree to hold a meeting, attended by the Chief Executive Officers of Cubist and Syrrx, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available
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15.      GENERAL PROVISIONS

         15.1 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding its conflicts of laws principles.

         15.2 ENTIRE AGREEMENT; MODIFICATION. This Agreement is both a final expression of the parties' agreement and a complete and exclusive statement with respect to all of its terms. The Exhibits referred to in this Agreement are incorporated herein and made a part of this Agreement by this reference. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, with respect to the subject matter hereof. No rights or licenses with respect to any intellectual property of either party are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement. No trade customs, courses of dealing or courses of performance by the parties shall be relevant to modify, supplement or explain any term(s) used in this Agreement. This Agreement may not be modified or supplemented by any purchase order, change order, acknowledgment, order acceptance, standard terms of sale, invoice or the like. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

         15.3 RELATIONSHIP BETWEEN THE PARTIES. The parties' relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party, and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

         15.4 NON-WAIVER. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

         15.5 ASSIGNMENT. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that either party may assign this Agreement and its rights and obligations hereunder without the other party's consent to an Affiliate or in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise. In the event of such transaction, however, intellectual property rights of a party to such transaction other than one of the parties to this Agreement shall not be included in the technology licensed hereunder. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

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

         15.6 NO THIRD PARTY BENEFICIARIES. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

         15.7 SEVERABILITY. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication shall not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

         15.8 NOTICES. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earlier of: (a) the date of actual receipt; (b) if mailed, three calendar days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

         If to Cubist, notices must be addressed to:

          Cubist Pharmaceuticals, Inc.
          24 Emily Street
          Cambridge, MA  02139
          Attention: Alan Watson, Senior Vice President of Corporate Development
          Telephone: (617) 576-4222
          Facsimile: (617)  234-5992

          With a copy to:  Skip Shimer, Vice President, Research

         If to Syrrx, notices must be addressed to:

          Syrrx, Inc.
          10450 Science Center Drive, Suite 100
          San Diego, CA  92121
          Attention: Chief Executive Officer
          Telephone: (858) 622-8528
          Facsimile: (858) 623-0460

         15.9 FORCE MAJEURE. Each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such party's reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party's failure or delay in performance due to force majeure must be given to the

                                      39.

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

other party within ten (10) calendar days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute. Notwithstanding the foregoing, should the event(s) of force majeure suffered by a party extend beyond a three (3) month period, the other party may then terminate this Agreement by written notice to the non-performing party, with the consequences of such termination as set forth in Sections 12.5 and 12.6.

         15.10 LEGAL FEES. If any party to this Agreement resorts to any legal action or arbitration in connection with this Agreement, the prevailing party shall be entitled to recover reasonable fees of attorneys and other professionals in addition to all court costs and arbitrator's fees which that party may incur as a result.

         15.11 INTERPRETATION.

              (a) CAPTIONS AND HEADINGS. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction.

              (b) SINGULAR AND PLURAL. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter.

              (c) ARTICLES, SECTIONS AND SUBSECTIONS. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

              (d) DAYS. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

         15.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.



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                                       40.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement.

SYRRX, INC.                                 CUBIST PHARMACEUTICALS, INC.


By: /s/ Wendell Wierenga                    By: /s/ Alan Watson
   ---------------------------------           ---------------------------------
Name:  Wendell Wierenga, Ph.D.              Name:  Alan Watson
     -------------------------------             -------------------------------
Title: Chief Executive Officer              Title: Senior Vice President
      ------------------------------              ------------------------------








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